UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2026

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Cook Street Suite 100
Denver, Colorado		80206
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 780-7389

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Tekne Letter

On March 19, 2026, Nuburu, Inc. (the “Company”) and its subsidiary, Nuburu Defense, LLC (“Nuburu Defense”), entered into a letter of intent (the “Tekne Letter”) with Ambrogio D’Arrezzo, Carlo Ulacco, and Andrea Lodi, the shareholders (collectively, the “Shareholders”) of Tekne S.p.A. (“Tekne”), pursuant to which the Company agreed to contribute additional financial resources to Tekne in exchange for obtaining a 70% equity interest in Tekne.

Pursuant to a Share Transfer and Shareholder Convertible Loan Agreement (the “Tekne Purchase Agreement”), effective as of January 13, 2026, between the Company and the Shareholders, the Company obtained a 2.9% interest in Tekne from Mr. D’Arrezzo and the Company issued to Tekne EUR 13 million of financial support (the “January Convertible Receivable”). Under the Tekne Purchase Agreement, Mr. D’Arrezzo agreed to sell a 2.9% interest in Tekne to the Company or its subsidiary, in exchange for the issuance of a subordinated convertible note by the Company to Mr. D’Arrezzo.

In the Tekne Letter, the Company confirmed its intention to file an application to the Presidenza del Consiglio dei Ministri in accordance with the Italian Golden Power regulations (“GP Authorization”). The parties to the Tekne Letter agreed to (i) an increase of EUR 3,692,000 of the January Convertible Receivable by the Company to Tekne that was paid on March 20, 2026 (for a total amount of EUR 16,692,000 (the “Total Convertible Receivable”)); and (ii) upon receipt of the GP Authorization, a capital increase of EUR 13,000,000 (the “Capital Increase”) to be made by the Company to Tekne, which would amount to a 25% interest in Tekne. Subject to obtaining GP Authorization, the Company would obtain a 60% interest in Tekne from (i) the 2.9% interest obtained from Mr. D’Arrezzo in January 2026, (ii) the conversion of the Total Convertible Receivable into a 32.1% interest in Tekne, and (iii) the 25% interest obtained from the Capital Increase. Thereafter, the Company would obtain an additional 10% interest in Tekne from the Shareholders on a pro-rata basis, for EUR 6,000,000 paid in cash, which would result in the Company’s owning a 70% equity interest in Tekne.

Under the Tekne Letter, the parties also agreed to (i) as part of a restructuring plan for Tekne under Italian law, a possible purchase or financial lease of an industrial complex located in the Municipality of Ortona (CH) in Contrada Villa Caldari and the development of further business lines between the Company, Nuburu Defense and Tekne, including the manufacture of mobile units for the dual-use production of drones and related components, and (ii) a spin-off from Tekne of its equity interest in Turismo Italia S.r.l. and certain vehicles. The Company, Nuburu Defense, the Shareholders and Tekne plan to negotiate in good faith and enter into definitive agreements to complete the transactions set forth in the Tekne Letter.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but not limited to: (1) the ability to meet NYSE American listing standards; (2) the success of the Company’s transformation plan and its ability to obtain GP Authorization; (3) failure to achieve expectations regarding business development and the Company’s acquisition strategy; (4) the inability to access sufficient capital to operate; (5) the inability to recognize the anticipated benefits of acquisitions; (6) changes in applicable laws or regulations; (7) adverse economic, business, or competitive factors; (8) volatility in the financial system and markets caused by geopolitical and economic factors; and (9) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	March 25, 2026	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman and Co-Chief Executive Officer